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                        PLEDGE AGREEMENT

     This PLEDGE AGREEMENT dated as of August 29, 1996 (the
"Agreement"), by and between the individual signatory at the end of this Agreement (the "Pledgor") and Legg Mason, Inc. (the
"Pledgee");

                     PRELIMINARY STATEMENT:

     The Pledgor and Pledgee propose to enter into an Executive Convertible Debenture Purchase and Loan Agreement dated as of the date hereof (the "Purchase and Loan Agreement"), pursuant to which, among other things, the Pledgor will borrow the amount specified at the end of this Agreement from the Pledgee, which loan will be evidenced by a note as described in the Purchase and Loan Agreement (the "Note"). The Pledgor is contemporaneously purchasing an Executive Convertible Subordinated Debenture in the aggregate principal amount specified at the end of this Agreement (the Debenture and the Common Stock into which it is convertible are hereinafter referred to as the "Securities"). To secure the Obligations (hereinafter defined) under the Purchase and Loan Agreement and the Note, the Pledgor desires to pledge the Securities to the Pledgee.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and to induce the Pledgee to execute and deliver the Purchase and Loan Agreement, it is agreed as follows:

     1. The Pledgor hereby pledges and grants to the Pledgee a security interest in the Securities and the certificates representing the Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Securities (the "Pledged Collateral") to secure the payment of all obligations of the Pledgor to the Pledgee now or hereafter existing under the Purchase and Loan Agreement and the Note (such obligations being hereinafter referred to as the "Obligations").

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     2.   All certificates or instruments representing or
evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed but undated stock powers or other instruments of transfer or assignment, in blank, all in form and substance reasonably satisfactory to the Pledgee. After an Event of Default (as defined in paragraph 8 hereof) shall have occurred and be continuing, the Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the rights specified in paragraph 4(a).

     3. The Pledgor agrees that at any time and from time to time, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action (other than the payment of money), that may be reasonably necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     4. (a) So long as no Event of Default shall have occurred and be continuing and except as may be otherwise provided in the Purchase and Loan Agreement:

     (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights and shall be entitled to all other incidents of ownership pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Purchase and Loan Agreement and the Note.

     (ii) The Pledgor shall be entitled to receive and retain any and all interest or cash dividends, as the case may be, paid in respect of the Pledged Collateral, provided, however, that any and all

          (A)  interest or dividends paid or payable
          other than in cash in respect of, and
          instruments and other property received, receivable or otherwise distributed in

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          respect of, or in exchange for, any Pledged
          Collateral,

          (B)  interest or dividends and other
          distributions paid or payable in cash in respect of any Pledged Collateral, and

          (C) cash paid, payable or otherwise
          distributed in respect of the principal
          of, or in redemption of, or in exchange for, any Pledged Collateral, shall, to the extent of such cash, be paid to the Pledgee to pay interest then or thereafter payable under or pursuant to the Note, and otherwise shall be, and shall forthwith be delivered to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged
          Collateral in the same form as so received
          (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4(a)(i) shall cease, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights.

     5. The Pledgor agrees not to (i) sell, transfer, or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, in each such case except for the security interest under this Agreement.

     6. The Pledgor hereby appoints the Pledgee, and any officer or agent of Pledgee, with full power of substitution, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, upon the


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occurrence and during the continuance of an Event of Default to ask for, demand, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend, or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceedings with respect thereto, to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same and to take any other action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement. The appointment hereby is irrevocable and coupled with an interest.

     7. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, and(b) be binding upon the Pledgor and his or her respective personal representatives, successors and assigns. Upon the payment in full of the Obligations, the Pledgor shall be entitled to the return of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     8. In the event of a default as defined in the Note (an "Event of Default"), the Pledgee may sell (subject to any applicable securities laws) the Pledged Collateral, or any part thereof, at public or private sale for cash, upon credit or for future delivery as the Pledgee shall deem appropriate.

     At any sale made pursuant to this Section, Pledgee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Pledgee from the Pledgor as a credit against the purchase price, and Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. Notwithstanding the foregoing, in the event the Pledgee is the purchaser of the Pledged Collateral, the Pledgee

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shall purchase the Debenture at a price equal to the outstanding aggregate principal amount of the Debenture, plus any accrued but unpaid interest thereon.

     9. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered to him or her, at the address last given, to Pledgee by Pledgor in writing, and if to the Pledgee, mailed or delivered to it, addressed Legg Mason, Inc., Attn: General Counsel, 111 South Calvert Street, Baltimore, Maryland 21202; or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when received.

     11. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, other than the conflicts of laws provisions thereof. Unless otherwise defined herein or in the Note, terms defined in Article 9 of the Uniform Commercial Code in the State of Maryland, other than the conflicts of laws provisions thereof are used herein as therein defined.

     12. If any provision hereof is or shall at any time be invalid and unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


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     IN WITNESS WHEREOF, the Pledgor and Pledgee have caused this
Agreement to be duly executed, under seal, and delivered as of the date first above written.

WITNESS:                           Robert A. Frank, Pledgor



/s/ MaryBeth Metz                  /s/ Robert A. Frank


ATTEST:                            Legg Mason, Inc., Pledgee



/s/ F. James Tennies               By: /s/ Theodore S. Kaplan
F. James Tennies                       Theodore S. Kaplan
Assistant Secretary                    Senior Vice President


     Aggregate Principal Amount of Note: $535,000
     Aggregate Principal Amount of Debenture: $535,000